UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2006

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard	07407-1309
Elmwood Park, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  201-791-7600

Park 80 East
Saddle Brook, New Jersey 07663-5291
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

Extension of Credit Facility

In July 2005, Sealed Air Corporation (the “Company”) reported the establishment of a $500 million senior unsecured multi-currency revolving credit facility, expiring in 2010, among the Company, three of the Company’s subsidiaries, banks and financial institutions party thereto, and Citicorp USA, Inc., as agent for the lenders.  A copy of the revolving credit facility is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.  The facility contains a provision under which the Company may request, prior to each of the first and second anniversaries of the facility, a one-year extension of the termination of the facility. The Company requested an extension effective on the first anniversary, July 26, 2006, and lenders with commitments for $457 million under the facility have consented to the extension. Accordingly, on July 26, 2006 this extension became effective, as a result of which $43 million of the facility will terminate on July 26, 2010 and $457 million of the facility will terminate on July 26, 2011.

Item 2.02                Results of Operations and Financial Condition.

On July 26, 2006, the Company issued a press release announcing the Company’s financial results for the quarter ended June 30, 2006. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information included in this item, including Exhibit 99, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.05                Costs Associated with Exit or Disposal Activities.

Global Manufacturing Strategy

Earlier this year, the Company announced that it would begin a multi-year global manufacturing strategy to make the right product in the right place at the right cost.  At present, the Company estimates that it will invest approximately $130 to $150 million in capital to implement the first phase of its strategy, the majority of which will be spent during the remainder of 2006 and in 2007.  In conjunction with this capital investment, the Company currently expects to incur $90 to $100 million in expenses related to these projects to cover items such as equipment relocation, facility start-up and severance.  Individual projects associated with this strategy will be reviewed and approved by the Company’s Board of Directors or executive management, as required.

On July 26, 2006, the Company announced to its employees that it will cease manufacturing and certain support operations at its Mississauga, Ontario facility.  This project is part of the first phase of the Company’s strategy.  The Mississauga facility’s manufacturing operations will be moved to other facilities in North America.  The Company estimates that it will incur total costs of $11.8 million in connection with this project.  These costs, which will be future cash expenditures, will be incurred for one-time termination benefits for employees. The expected completion date of this project is the third quarter of 2007.

The facts and circumstances leading to this expected action included the Company’s consideration of operating costs, strategic location, proximity to other facilities and levels of technology.  The Company determined that implementing the first phase of its strategy, including this project, would foster development of manufacturing centers of excellence, simplify its plant network, lower factory overhead and enable the Company to utilize new technology to improve its efficiency and increase productivity.

Item 9.01                Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10

Revolving Credit Facility, dated as of July 26, 2005, among the Company, three of the Company’s subsidiaries, banks and financial institutions party thereto, and Citicorp USA, Inc., as agent for the lenders. (Exhibit 10 to the Company’s Current Report on Form 8-K, Date of Report July 28, 2005, File No. 1-12139, is incorporated herein by reference.)

99	Press Release of the Company, dated July 26, 2006, announcing its financial results for the quarter ended June 30, 2006, furnished pursuant to Item 2.02 of Form 8-K.

Forward Looking Statements

Some of the statements made by the Company in this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “could,” “estimates,” “expects,” “intends,” “plans,” “will,” “would,” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  changes in raw material and energy costs; the effects of animal and food-related health issues; import/export restrictions; market conditions; restructuring charges and the evolution and timing of the Company’s global manufacturing strategy; tax, interest and exchange rates; the success of new products; and legal proceedings.  A more extensive list and description of these factors can be found under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission and publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Mary A. Coventry
	Name:	Mary A. Coventry
	Title:	Vice President

Dated: July 26, 2006

EXHIBIT INDEX

Exhibit Number	Description

10

Revolving Credit Facility, dated as of July 26, 2005, among the Company, three of the Company’s subsidiaries, banks and financial institutions party thereto, and Citicorp USA, Inc., as agent for the lenders. (Exhibit 10 to the Company’s Current Report on Form 8-K, Date of Report July 28, 2005, File No. 1-12139, is incorporated herein by reference.)

99	Press Release of the Company, dated July 26, 2006, announcing its financial results for the quarter ended June 30, 2006, furnished pursuant to Item 2.02 of Form 8-K.